UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

StandardAero, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42298	30-1138150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 North Scottsdale Road, Suite 250
Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(480) 377 3100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SARO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On September 22, 2025, StandardAero, Inc. (the “Company”) announced the appointment of Gregory Krekeler as the Company’s President, Component Repair Services. Mr. Krekeler succeeds Kimberly Ashmun who will remain with the Company through the end of the year to support the leadership transition. The Company expects to enter into a transition agreement with Ms. Ashmun, the terms of which have not yet been determined.

Item 7.01.	Regulation FD Disclosure.

As of September 22, 2025, the Company confirms its full year 2025 guidance previously released on August 13, 2025.

The information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). In some cases, you can identify forward-looking statements by the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. They include statements regarding our intentions, beliefs or current expectations concerning, among other things, results of operations for the fiscal year ended December 31, 2025 and Ms. Ashmun’s transition agreement. Forward-looking statements are inherently subject to risks, uncertainties and assumptions that are difficult to predict or quantify, including the factors described in our Annual Report on Form 10-K for the year ended December 31, 2024 and our other filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARDAERO, INC.

Date: September 22, 2025	By:	/s/ Steve Sinquefield
Steve Sinquefield
Chief Legal Officer